KEYON COMMUNICATIONS HOLDINGS, INC.

11742 STONEGATE CIRCLE

OMAHA, NE 68164
402.998.4000	402.998.4111 FAX

KeyOn Communications Holdings, Inc.

11742 Stonegate Circle

Omaha, NE 68164

Attn: Jonathan Snyder, CEO

VIA ELECTRONIC MAIL

Re: Board of Directors, KeyOn Communications Holdings, Inc.

Dear Jonathan:

Please allow this letter to serve as my official resignation from the Board of KeyOn Communications Holdings, Inc., pursuant to that certain amendment to Article 3, Section 3.1 of the Company’s bylaws, effective on or about May 11, 2009.

It has been a pleasure serving in this capacity and I wish the company, its executives and its Board of Directors continued success.

Very truly yours,

/s/ Curtis W. Anderson
Signed

Curtis W. Anderson
Print Name

KEYON COMMUNICATIONS HOLDINGS, INC.

11742 STONEGATE CIRCLE

OMAHA, NE 68164
402.998.4000	402.998.4111 FAX

KeyOn Communications Holdings, Inc.

11742 Stonegate Circle

Omaha, NE 68164

Attn: Jonathan Snyder, CEO

VIA ELECTRONIC MAIL

Re: Board of Directors, KeyOn Communications Holdings, Inc.

Dear Jonathan:

Please allow this letter to serve as my official resignation from the Board of KeyOn Communications Holdings, Inc., pursuant to that certain amendment to Article 3, Section 3.1 of the Company’s bylaws, effective on or about May 11, 2009.

It has been a pleasure serving in this capacity and I wish the company, its executives and its Board of Directors continued success.

Very truly yours,

/s/ Jerome Snyder
Signed

Jerome Snyder
Print Name

KEYON COMMUNICATIONS HOLDINGS, INC.

11742 STONEGATE CIRCLE

OMAHA, NE 68164
402.998.4000	402.998.4111 FAX

KeyOn Communications Holdings, Inc.

11742 Stonegate Circle

Omaha, NE 68164

Attn: Jonathan Snyder, CEO

VIA ELECTRONIC MAIL

Re: Board of Directors, KeyOn Communications Holdings, Inc.

Dear Jonathan:

Please allow this letter to serve as my official resignation from the Board of KeyOn Communications Holdings, Inc., pursuant to that certain amendment to Article 3, Section 3.1 of the Company’s bylaws, effective on or about May 11, 2009.

It has been a pleasure serving in this capacity and I wish the company, its executives and its Board of Directors continued success.

Very truly yours,

/s/ RCM Baker
Signed

RCM Baker
Print Name

KEYON COMMUNICATIONS HOLDINGS, INC.

11742 STONEGATE CIRCLE

OMAHA, NE 68164
402.998.4000	402.998.4111 FAX

KeyOn Communications Holdings, Inc.

11742 Stonegate Circle

Omaha, NE 68164

Attn: Jonathan Snyder, CEO

VIA ELECTRONIC MAIL

Re: Board of Directors, KeyOn Communications Holdings, Inc.

Dear Jonathan:

Please allow this letter to serve as my official resignation from the Board of KeyOn Communications Holdings, Inc., pursuant to that certain amendment to Article 3, Section 3.1 of the Company’s bylaws, effective on or about May 11, 2009.

It has been a pleasure serving in this capacity and I wish the company, its executives and its Board of Directors continued success.

Very truly yours,

/s/ Jeffrey Rice
Signed

Jeffrey Rice
Print Name

KEYON COMMUNICATIONS HOLDINGS, INC.

11742 STONEGATE CIRCLE

OMAHA, NE 68164
402.998.4000	402.998.4111 FAX

KeyOn Communications Holdings, Inc.

11742 Stonegate Circle

Omaha, NE 68164

Attn: Jonathan Snyder, CEO

VIA ELECTRONIC MAIL

Re: Board of Directors, KeyOn Communications Holdings, Inc.

Dear Jonathan:

Please allow this letter to serve as my official resignation from the Board of KeyOn Communications Holdings, Inc., pursuant to that certain amendment to Article 3, Section 3.1 of the Company’s bylaws, effective on or about May 11, 2009.

It has been a pleasure serving in this capacity and I wish the company, its executives and its Board of Directors continued success.

Very truly yours,

/s/ Jason K. Horowitz
Signed

Jason K. Horowitz
Print Name